UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2026 (April 1, 2026 )

Kestrel Group Ltd
 (Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141,
Pembroke HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	KG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On April 1, 2026, Kestrel Group Ltd (the “Company”), through action of the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately.
The report of EY on the Company’s consolidated financial statements for the fiscal year ended December 31, 2025, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended December 31, 2025 and the subsequent interim period through the date of dismissal, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in its report on the Company’s consolidated financial statements for such year and (ii) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided EY with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company. A copy of EY’s letter, dated April 6, 2026 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) On April 1, 2026, the Company, through action of the Audit Committee, approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
During the fiscal year ended December 31, 2025 and the subsequent interim period prior to engagement, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
16.1	Letter from Ernst & Young LLP dated April 6, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2026		Kestrel Group Ltd

		By:	/s/ Bradford Luke Ledbetter
		Name:	Bradford Luke Ledbetter
		Title:	Chief Executive Officer

Exhibit 16.1

April 6, 2026

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Dear Ladies and Gentlemen,

We have read Item 4.01 of the 8-K dated April 6, 2026, of Kestrel Group Ltd and are in agreement with the statements contained in section (a) on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Yours truly,

/s/ Ernst & Young LLP